Scudder
Massachusetts
Tax Free Fund



Annual Report
March 31, 1999

-------------
No-Load Funds
-------------

For investors seeking double tax-free income, exempt from both
Massachusetts state personal income tax and regular federal income tax.

A no-load fund with no commissions to buy, sell, or exchange shares.


SCUDDER

                      Scudder Massachusetts Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception:  5/28/87   Total Net Assets as of       Ticker Symbol:  SCMAX
                              3/31/99: $420.3 million
--------------------------------------------------------------------------------

o For its most recent annual period ended March 31, 1999, Scudder Massachusetts Tax Free Fund posted a total return of 5.29%, compared with the 4.96% average return of 57 similar funds tracked by Lipper Analytical Services.

o The Fund retained its #1 ranking for total return over the ten-year period ended March 31 as rated by Lipper. Please see page 6 for additional information on the Fund's rankings.

o Scudder Massachusetts Tax Free Fund received an overall Morningstar Rating
(TM) of four stars out of 1578 tax free funds as of March 31, 1999.*

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

------------------------------
30-Day Yield on March 31, 1999
------------------------------

CHART DATA:

     3.98%                       7.01%

    Scudder                 Taxable Yield
 Massachusetts             Needed to Equal
 Tax Free Fund             the Fund's Yield


                                Table of Contents


   3  Letter from the Fund's President     22  Notes to Financial Statements
   4  Performance Update                   24  Report of Independent Accountants
   5  Portfolio Summary                    25  Tax Information
   6  Portfolio Management Discussion      26  Shareholder Meeting Results
  10  Glossary of Investment Terms         28  Officers and Trustees
  11  Investment Portfolio                 29  Investment Products and Services
  18  Financial Statements                 30  Scudder Solutions
  21  Financial Highlights

* Morningstar proprietary ratings reflect risk-adjusted performance as of March 31, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for the three-, five-, and ten-year periods. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The Fund was rated among 1578, 1131, and 368 municipal funds for the three-, five-, and ten-year periods, respectively.

                     2 - SCUDDER MASSACHUSETTS TAX FREE FUND

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report the results of Scudder Massachusetts Tax Free Fund's most recent fiscal year. The Fund's total return for the 12-month period ended March 31, 1999, was 5.29%. The Fund placed in the top third of similar Massachusetts tax-free funds over one-, three-, five-, and ten-year periods, and continues to hold the number one ranking among its peers over 10 years.

     Investors concerned about the increased volatility of the financial markets during the past 12 months should find the chart on page 7 of interest. The chart shows that over the 12-month period ended March 31, long-term municipal bonds displayed considerably less price volatility than comparable Treasury securities. For more information concerning Scudder Massachusetts Tax Free Fund's market performance, strategy, and outlook, please see the Portfolio Management Discussion that begins on page 6.

     For those of you interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of pursuing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Page 31 provides more information on how to contact Scudder. Thank you for choosing Scudder Massachusetts Tax Free Fund to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President
     Scudder Massachusetts Tax Free Fund

                     3 - SCUDDER MASSACHUSETTS TAX FREE FUND

                     Performance Update as of March 31, 1999

---------------------
Fund Index Comparison
---------------------
                          Total Return
   ---------------------------------------------
   Period
   Ended       Growth of                Average
   3/31/1999   $10,000    Cumulative    Annual
   ---------------------------------------------
   Scudder Massachusetts Tax Free Fund
   ---------------------------------------------
   1 Year      $ 10,529       5.29%     5.29%
   5 Year      $ 14,166      41.66%     7.21%
   10 Year     $ 21,719     117.19%     8.06%
   ---------------------------------------------
   Lehman Brothers Municipal Bond Index
   ---------------------------------------------
   1 Year      $ 10,620       6.20%     6.20%
   5 Year      $ 14,440      44.40%     7.62%
   10 Year     $ 22,083     120.83%     8.24%


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BAR CHART TITLE:

------------------------------
Growth of a $10,000 Investment
------------------------------

CHART DATA:

               Scudder Massachusetts        Lehman Brothers Municipal
                    Tax Free Fund                 Bond Index
               ---------------------        -------------------------

           '89           10000                    10000
           '90           11056                    10788
           '91           12075                    11717
           '92           13283                    12943
           '93           14947                    14832
           '94           15293                    15332
           '95           16430                    16462
           '96           17807                    17824
           '97           18779                    18783
           '98           20793                    20628
           '99           22083                    21719

    Yearly periods ended March 31


The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

BAR CHART TITLE:

---------------------------------
Returns and Per Share Information
---------------------------------

Yearly periods ended March 31

CHART DATA:


                                      1990     1991     1992    1993     1994     1995     1996    1997     1998     1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value                     $12.25   $12.44   $12.81   $13.61  $13.16   $13.33   $13.70   $13.72  $14.34   $14.35
-----------------------------------------------------------------------------------------------------------------------------

Income Dividends                    $  .82   $  .83   $  .81   $  .84  $  .81   $  .74   $  .72   $  .70  $  .70   $  .69
-----------------------------------------------------------------------------------------------------------------------------
Capital Gains and Other
Distributions                       $  .11   $   --   $  .09   $  .16  $  .12   $  .01   $   --   $   --  $   --   $  .05
-----------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                 7.89     8.60    10.46    14.59    3.37     7.37     8.28     5.39    9.82     5.29
-----------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)               10.56     9.22    10.02    12.52    2.32     7.43     8.38     5.45   10.73     6.20

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the five year, and ten year periods would have been lower.

                              4 - SCUDDER MASSACHUSETTS TAX FREE FUND

Portfolio Summary as of March 31, 1999

---------------
Diversification
---------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Hospital/Health                 19%

   State
   General
   Obligation/Lease                16%

   Higher
   Education                       11%

   Water/Sewer
   Revenue                         10%

   Housing
   Finance
   Authority                        8%

   Other
   General
   Obligation/Lease                 7%

   Electric
   Utility
   Revenue                          6%

   Sales/Special
   Tax                              6%

   Port/Airport
   Revenue                          4%

   Miscellaneous
   Municipal                       13%
   --------------------------------------
                                  100%
   --------------------------------------


  The Fund invests in a broad selection of Massachusetts municipal bonds.


--------
 Quality
--------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   AAA*                            43%

   AA                              25%

   A                               19%

   BBB                              9%

   CCC                              1%

   SKI                              3%
   --------------------------------------
                                  100%
   --------------------------------------

   Weighted average quality: AA

   *Category includes cash equivalents

   Overall portfolio quality remains high, with over 85% of portfolio securities rated A or better as of March 31.


--------------------
  Effective Maturity
--------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Less than 1 year                 4%

   1-5
   years                           25%

   5-10
   years                           31%

   10-15
   years                           33%

   15 years
   or greater                       7%
   --------------------------------------
                                  100%
   --------------------------------------

   Weighted average effective maturity:
   8.16 years

   Our continuing goal is to have an average effective maturity similar to that of the Lehman Brothers Municipal Bond Index, the Fund's benchmark, but with a superior, call-protected structure.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                     5 - SCUDDER MASSACHUSETTS TAX FREE FUND

                         Portfolio Management Discussion
Dear Shareholders,

Following a series of overseas and domestic financial crises that prompted uncertainty, volatility, and a "flight to quality," bond yields plummeted, then returned to July 1998 levels at the close of Scudder Massachusetts Tax Free Fund's most recent fiscal year. During the 12-month period ended March 31, 1999, the Fund returned 5.29%, outpacing the 4.96% average return of Massachusetts tax-exempt funds as tracked by Lipper Analytical Services, Inc. The Fund's total returns over one- three-, five-, and ten-year periods placed it in the top one-third of similar Massachusetts tax-free funds, and the Fund ranks number one in total return compared with its peers for the ten-year period ended March 31, 1999. Please see the accompanying table for additional information concerning the Fund's returns.

                              Massachusetts Update

Massachusetts continues to benefit from a strong local and national economy. The Commonwealth's economic indicators are positive, revenues continue to exceed projections, and unemployment is at its lowest level since 1989. The Commonwealth's 1998 fiscal-year-end General Fund operating surplus was $2.6 billion, or 21% of revenues. The Commonwealth projects that it will finish its current fiscal year with an operating surplus of more than $300 million.

A strong job market has given rise to the Commonwealth's sound financial position. Job growth in the services sector was the principal factor in bringing Massachusetts' average unemployment rate in 1998 down to 3.3%, from 4.0% in 1997. The Commonwealth's debt level is

--------------------------------------------------------------------
Scudder Massachusetts Tax Free Fund:
Solid Competitive Performance

(Average annual returns for periods ended March 31, 1999)
--------------------------------------------------------------------

                 Scudder
              Massachusetts                      Number
              Tax Free Fund    Lipper           of Funds  Percentile
Period            Return      Average   Rank    Tracked     Rank
--------------------------------------------------------------------

1 Year            5.29%        4.96%      16   of   57      Top 28%
--------------------------------------------------------------------

3 Years           6.81%        6.69%      17   of   52      Top 33%
--------------------------------------------------------------------

5 Years           7.21%        6.80%       6   of   37      Top 16%
--------------------------------------------------------------------

10 Years          8.06%        7.57%       1   of   16      Top 6%
--------------------------------------------------------------------

Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of capital gains, and is no guarantee of future results.

                     6 - SCUDDER MASSACHUSETTS TAX FREE FUND
high, but manageable, given its wealth level. Massachusetts' per capita income in 1997 was $31,524, 23% higher than the national average. The Commonwealth's focus on fiscal improvements has succeeded. Funding for the Central Artery Project remains uncertain, however, and we will continue to monitor this significant credit issue.

                             A Market Roller Coaster

Market turmoil hit a peak in the wake of the Russian currency devaluation on August 17, followed by the near collapse of the Long Term Capital Management hedge fund. Volatility in the U.S. stock market increased greatly while a massive reallocation to U.S. Treasury bonds led to substantially lower yields. Though presidential impeachment proceedings distracted the financial markets through the fall and beyond, the Federal Reserve's three consecutive interest rate cuts in September, October, and November helped to gradually restore market stability. During this period, the U.S. economy continued to grow beyond all expectations, recording a dramatic 6% annualized increase in GDP for the fourth quarter of 1998. This show of strength, in turn, worried bond investors, who responded by sending 30-year Treasury bond yields back up to July 1998 levels. Over the Fund's most recent fiscal year, yields of 30-year Treasury bonds ended slightly lower, beginning the period at 5.84% and ending it at 5.67%. Over the same time frame, yields of 30-year AAA insured municipal bonds declined from 5.10% to 5.05%.

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CHART TITLE:

-------------------------------------------------------
Municipals Provided Greater Stability

Monthly prices of 30-year AAA-rated municipal bonds
compared with prices of 30-year U.S. Treasury Bonds,
3/31/98-3/31/99
-------------------------------------------------------

CHART DATA:

          30-year U.S. Treasury Bonds          30-year AAA-rated municipal bonds
          ---------------------------          ---------------------------------

        3/31/98       100.00                            100.00
                       98.47                             98.49
        5/31/98       100.14                            100.77
                      103.47                            100.00
       7/31/98        101.57                            100.00
                      107.12                            102.33
        9/30/98       114.87                            105.57
                      111.47                            102.33
        11/30/98      109.83                            102.33
                      111.47                            102.33
        1/31/99       111.14                            103.13
                      103.32                            101.55
        3/31/99       102.11                            100.77

Source:  Scudder Kemper Investments, Inc.

In addition to high tax-free yields, municipal bonds have historically offered greater price stability over time than Treasury bonds of comparable maturity. The accompanying chart demonstrates the record over the past 12 months, when most financial markets were at a peak of volatility.

                                Emphasizing High
                                  Coupon Bonds

Over the past 12 months, Scudder Massachusetts Tax Free Fund pursued a two-part strategy: First, the Fund emphasized premium "cushion" bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer in a relatively short period of time. Second, the Fund continues to hold a substantial position in noncallable bonds (41% of assets) to provide a

                     7 - SCUDDER MASSACHUSETTS TAX FREE FUND
relatively stable income stream along with long-term price appreciation potential. In terms of maturity, we focused on 13- to 15- year bonds, because we believe they offer the best total return potential, based on our outlook for interest rates and the yield differentials among bonds across the maturity spectrum. Lastly, our continuing goal is to have an average effective maturity similar to that of the Lehman Brothers Municipal Bond Index, but with a superior, call-protected structure. As of March 31, the Fund's average duration was 6.43 years. (Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

Overall portfolio quality remains high, with over 85% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of Massachusetts tax-exempt issues, including hospital/health, general obligation, and higher education bonds.

                                     Outlook

Because the powerful market forces that have brought the United States close to price stability -- including technology, deregulation, and vigilant central banks -- are still in full effect, we believe that inflation will remain restrained over the next several years. At the same time, we believe that higher oil prices could prompt a "gentle slowdown" in U.S. economic activity. This would relieve some of the financial imbalances (vigorous individual and

                     8 - SCUDDER MASSACHUSETTS TAX FREE FUND
corporate spending contrasting with shrinking savings and profit levels, for example) that we are currently observing in the economy.

Low inflation, and any slowing of the economy, in turn, would benefit municipal bonds, which continue to be attractively priced versus Treasuries. At the same time, we are mindful that the U.S. economy is nearing "full employment," and that an economic rebound in Asia could cause the U.S. economy to overheat. We will therefore pursue a cautious strategy over the coming months, keeping the Fund's duration at a moderate level in an attempt to limit share price volatility. We plan to focus on 10-15 year premium coupon bonds as the Fund seeks to benefit from the yield and capital appreciation opportunities afforded by the Massachusetts tax-exempt bond market. In addition to a cautious average duration, we will maintain high overall credit quality as we seek double-tax-free income and competitive returns for our shareholders. Thank you for investing with Scudder.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon         /s/Rebecca L. Wilson
Philip G. Condon            Rebecca L. Wilson

                              Scudder Massachusetts
                                 Tax Free Fund:
                          A Team Approach to Investing

Scudder Massachusetts Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

Philip G. Condon, Lead Portfolio Manager of the Fund, joined the Adviser in 1983 and has 21 years of experience in municipal investing and portfolio management. Mr. Condon has had responsibility for the Fund since 1989. Rebecca L. Wilson, Portfolio Manager, became a member of the team in 1999. Ms. Wilson, who joined the Adviser in 1986, has 13 years of experience in municipal investing.

                     9 - SCUDDER MASSACHUSETTS TAX FREE FUND

                          Glossary of Investment Terms

BOND                            An interest-bearing security issued by
                                the federal, state, or local government
                                or a corporation that obligates the
                                issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

GENERAL OBLIGATION BOND         A municipal bond backed by the "full
                                faith and credit" (including the taxing
                                and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

INFLATION                       An overall increase in the prices of
                                goods and services, as happens when
                                business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

MUNICIPAL BOND                  An interest-bearing debt security issued by a
                                state or local government entity.

NET ASSET VALUE (NAV)           The price per share of a mutual fund
                                based on the sum of the market value of
                                all the securities owned by the fund
                                divided by the number of outstanding
                                shares.

TAXABLE EQUIVALENT YIELD        The level of yield a fully taxable instrument
                                would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

30-DAY SEC YIELD                The standard yield reference for bond
                                funds, based on a formula prescribed by
                                the SEC. This annualized yield
                                calculation reflects the 30-day average
                                of the income earnings of every holding
                                in a given fund's portfolio, net of
                                expenses, assuming each is held to maturity.

TOTAL RETURN                    The most common yardstick to measure the
                                performance of a fund. Total return --
                                annualized or compound -- is based on a
                                combination of share price changes plus
                                income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                    10 - SCUDDER MASSACHUSETTS TAX FREE FUND

                    Investment Portfolio as of March 31, 1999

                                                                                                    Credit
                                                                                   Principal       Rating(b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------

Short-Term Municipal Investments 2.9%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts

Massachusetts Health & Educational Facilities Authority:

  Series B, Daily Demand Note, 3%, 7/1/2005 (c)* ..............................   5,100,000          A1+             5,100,000

  Series C, Daily Demand Note, 3%, 7/1/2005 (c)* ..............................   7,000,000          A1+             7,000,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $12,100,000)                                                           12,100,000
------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 97.1%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts

Boston, MA, General Obligation, Series 1992 A, 6.5%, 7/1/2012 (c) .............   2,320,000          AAA             2,558,981

Boston, MA, Industrial Development Finance Authority, Springhouse Project:
  Series 1998, 5.5%, 7/1/2008 .................................................   1,020,000          SKI             1,012,258
  Series 1995, 9.25%, Prerefunded 7/1/2005, 7/1/2025** ........................   2,000,000          AAA             2,577,180

Chicopee, MA, Electric System Revenue, ETM, Series 1978, 7.125%, 1/1/2017*** ..   1,210,000          AAA             1,478,886

Frontier, MA, Regional School District, General Obligation, Series 1998, 5.5%,
  6/15/2014 (c) ...............................................................   1,500,000          AAA             1,596,195

Haverhill, MA, General Obligation, Series 1992 A, 7%, Prerefunded 6/15/2002,
  6/15/2012 (c)** .............................................................     600,000          AAA               670,152

Holyoke, MA, General Obligation, Series 1996 A, 6%, 6/15/2009 (c) .............   1,560,000          AAA             1,705,782

Malden, MA, General Obligation, Series 1998, 4.5%, 10/1/2017 (c) ..............   5,135,000          AAA             4,833,370

Marthas Vineyard, MA, Series 1998 A, 5.5%, 5/1/2011 (c) .......................   1,025,000          AAA             1,107,133

Mashpee, MA, General Obligation:
  Series 1997, 5.125%, 2/1/2011 (c) ...........................................   1,025,000          AAA             1,072,775
  Series 1997, 5.35%, 2/1/2012 (c) ............................................   1,525,000          AAA             1,615,768

Massachusetts Bay Transportation Authority:

  Certificate of Participation, Series 1998, 7.75%, 1/15/2006 .................   1,000,000          A               1,151,960

  General Transportation System:
   Series 1993 A, 5.5%, 3/1/2009 ..............................................   1,000,000          AA               1,084,240
   Series 1993 A, 5.5%, 3/1/2012 ..............................................   3,000,000          AA               3,254,520
   Series 1997 B, 6.2%, 3/1/2016 ..............................................   2,100,000          AA               2,421,930
   Series 1997 C, 6.1%, 3/1/2013 ..............................................   1,250,000          AA               1,422,275

Massachusetts General Obligation, Hynes Convention Center:
  Series 1990 C, Zero Coupon, 12/1/2004 .......................................   8,415,000          AA              6,674,946
  Series 1991 A, 7.5%, 6/1/2004 ...............................................  12,400,000          AA             14,040,148
  Series 1992, Zero Coupon, 9/1/2004 ..........................................   2,000,000          AA              1,598,500
  Series 1992 A, 6.5%, Prerefunded 6/1/2002, 6/1/2008** .......................     330,000          AAA               359,977

    The accompanying notes are an integral part of the financial statements.

                    11 - SCUDDER MASSACHUSETTS TAX FREE FUND

                                                                                                    Credit
                                                                                   Principal       Rating(b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------

  Series 1992 B, 6.5%, 8/1/2008 ...............................................   5,400,000          AA              6,266,700
  Series 1996 A, 6%, 11/1/2010 ................................................  10,000,000          AA             11,351,800
  Series 1998 C, 5.25%, 8/1/2014 ..............................................   3,000,000          AA              3,124,740

Massachusetts Health & Educational Facilities Authority:

  Anna Jaques Hospital, Series 1992 B, 6.875%, 10/1/2012                          2,000,000          BBB             2,136,380

  Berkshire Health System, Series 1995 D, 5.6%, 10/1/2008 (c) .................   1,760,000          AAA             1,906,890

  Boston College Issue:
   Series 1998 L, 5.25%, 6/1/2012 .............................................   1,480,000          AA              1,545,090
   Series 1998 L, 5.25%, 6/1/2015 .............................................     720,000          AA                740,520

  Boston College, Series 1993K, 5.25%, 6/1/2009 ...............................   2,880,000          AA              3,073,882

  Boston Medical Center, Series 1998A, 5.25%, 7/1/2013 (c) ....................   4,575,000          AAA             4,743,955

  Brandeis University, Series 1998 I, 5.25%, 10/1/2013 (c) ....................   2,000,000          AAA             2,086,020

  Cape Cod Health Care, Series 1998B, 5.25%, 11/15/2013 .......................   1,365,000          BBB             1,352,005

  Caritas Christi Obligation, Series 1999 A, 5.625%, 7/1/2020 .................   1,000,000          BBB               990,730

  Community College Program, Series 1992 A, 6.5%, Prerefunded 10/1/2002,
     10/1/2009** ..............................................................   1,000,000          AAA             1,109,070

  Cooley Dickson Hospital Inc.:
   Series 1993 A, 7.125%, Prerefunded 5/15/2003, 11/15/2018** .................   1,990,000          AAA             2,245,436
   Series 1995 B, 5.25%, 11/15/2010 (c) .......................................   2,005,000          AAA             2,093,400

  Deaconess Hospital, Series 1992 D, 6.625%, Prerefunded 4/1/2002,
     4/1/2012 (c)** ...........................................................   2,000,000          AAA             2,198,700

  Hallmark Health System, Series 1997A, 5%, 7/1/2011 (c) ......................   1,750,000          AAA             1,790,723

  Harvard Pilgrim Health, Series 1998A, 5.25%, 7/1/2011 (c) ...................   3,600,000          AAA             3,755,196

  Lowell General Hospital, Series 1996B, 5.2%, 6/1/2010 (c) ...................   1,180,000          AAA             1,236,900

  Massachusetts General Hospital, Series 1992 F, 6.25%, 7/1/2012 (c) ..........   5,000,000          AAA             5,744,650

  Medical Academic & Scientific, Series 1995 A, 6.5%, 1/1/2009 ................   5,000,000          A               5,538,350

  Melrose-Wakefield, Series 1996C, 6%, Prerefunded 7/1/2006, 7/1/2012** .......   1,000,000          AAA             1,129,580

  Medical Center of Central Massachusetts, Series 1991 A, 7%, 7/1/2012 (c) ....   3,600,000          AAA             3,927,636

  Milford-Whitinsville Regional, Series 1998C, 5.75%, 7/15/2013 ...............   1,750,000          BBB             1,787,748

  Newton-Wellesley Hospital:
   Series 1995 E, 5.9%, 7/1/2011 (c) ..........................................   3,015,000          AAA             3,267,868
   Series 1997 G, 6%, 7/1/2012 (c) ............................................   1,000,000          AAA             1,104,500

  North Adams, Series 1996 C, 6.625%, 7/1/2018 ................................   1,560,000          BBB             1,677,546

  Northeastern University:
   Series 1992 E, 6.5%, 10/1/2012 (c) .........................................     450,000          AAA                493,466
   Series 1992 F, 6.4%, 10/1/2007 (c) .........................................   1,000,000          AAA              1,098,870

    The accompanying notes are an integral part of the financial statements.

                    12 - SCUDDER MASSACHUSETTS TAX FREE FUND

                                                                                                    Credit
                                                                                   Principal       Rating(b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------

   Series 1998 G, 5.5%, 10/1/2011 (c) .........................................   1,525,000          AAA             1,658,926
   Series 1998 G, 5.5%, 10/1/2012 (c) .........................................   1,110,000          AAA             1,207,303

  Partners Healthcare System, Series 1997 S, 5.25%, 7/1/2013 (c) ..............   2,000,000          AAA             2,068,760

  South Shore Hospital, Series 1992 D, 6.5%, 7/1/2010 (c) .....................   2,500,000          AAA             2,721,250

  Southcoast Health System, Series 1998A, 5.5%, 7/1/2010 (c) ..................   1,570,000          AAA             1,694,328

  St. Luke's Hospital, Series 1993 C, Yield Curve Notes, 7.3%,
     8/15/2010 (c)**** ........................................................   3,400,000          AAA             3,888,750

  Stonehill College, Series 1992 E, 6.55%, Prerefunded 7/1/2002, 7/1/2012 (c)**   5,000,000          AAA             5,495,018

  Suffolk University, Series 1996C, 5.65%, 7/1/2011 ...........................   1,045,000          AAA             1,121,943

Massachusetts Housing Finance Agency:

  Housing Project Revenue:

   Residential Development, Series 1992 C, 6.875%, 11/15/2011 .................  15,250,000          AAA            16,539,845
   Series 1993 A, 6.3%, 10/1/2013 .............................................   7,000,000          A               7,472,710
   Series 1994 B, 6.05%, 12/1/2009 (c) ........................................   3,000,000          AAA             3,118,710
   Series 1995, 5.9%, 12/1/2013 ...............................................   2,355,000          A               2,468,158
   Series A, 6.375%, 4/1/2021 .................................................   3,905,000          A               4,164,526

Massachusetts Industrial Finance Agency:

  Assisted Living Facilities Revenue, Marina Bay LLC Project, Series 1997, AMT,
     7.5%, 12/1/2027 ..........................................................   1,000,000          SKI             1,030,430

  Babson College, Series 1997 A, 5.375%, 10/1/2017 ............................   1,700,000          A               1,755,794

  Belmont High School:
   Series 1998, 5.15%, 9/1/2013 ...............................................   1,000,000          A               1,011,150
   Series 1998, 5.625%, 9/1/2020 ..............................................   1,265,000          A               1,308,579

  College of the Holy Cross:
   Series 1992, 6.375%, Prerefunded 11/1/2002, 11/1/2009** ....................   1,000,000          AAA             1,105,430
   Series 1996, 5.25%, 3/1/2009 (c) ...........................................   1,190,000          AAA             1,262,090
   Series 1996, 5.5%, 3/1/2016 (c) ............................................   5,000,000          AAA             5,240,150

  Concord Academy, Series 1997, 5.45%, 9/1/2017 ...............................   1,205,000          BBB             1,207,784

  Dana Hall School Issue, Series 1997 A, 5.7%, 7/1/2013 .......................   1,000,000          BBB             1,068,100

  Deerfield Academy, Series 1997, 5.125%, 10/1/2017 ...........................   1,520,000          AAA             1,523,055

  Dexter School Project, Series 1997, 5.4%, 5/1/2013 (c) ......................   1,000,000          AAA             1,053,030

  East Boston Neighborhood, Series 1996, 7.625%, 7/1/2026 (d) .................   2,750,000          CCC             2,612,500

  Edgewood Retirement Community, Series 1995 A, 9%, 11/15/2025 ................   1,650,000          SKI             1,985,891

  Evanswood Bethzatha, Series 1994 A, 7.875%, 1/15/2020 .......................   1,000,000          SKI             1,037,130

    The accompanying notes are an integral part of the financial statements.

                    13 - SCUDDER MASSACHUSETTS TAX FREE FUND

                                                                                                    Credit
                                                                                   Principal       Rating(b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------

  Massachusetts Biomedical Research Corp.:
   Series 1989 A, Zero Coupon, 8/1/2000 .......................................   2,860,000          A               2,729,841
   Series 1989 A, Zero Coupon, 8/1/2001 .......................................   3,650,000          A               3,341,612
   Series 1989 A, Zero Coupon, 8/1/2002 .......................................   3,650,000          A               3,199,627

  Merrimack College:
   Series 1997, 5%, 7/1/2011 (c) ..............................................   1,490,000          AAA             1,533,255
   Series 1997, 5%, 7/1/2012 (c) ..............................................   1,560,000          AAA             1,596,332

  Nantucket Electric Co.:
   Series 1996 A, AMT, 5.875%, 7/1/2017 (c) ...................................   2,000,000          AAA             2,145,000
   Series 1996 A, AMT, 5.75%, 7/1/2008 (c) ....................................   1,400,000          AAA             1,525,580
   Series 1996 A, AMT, 5.75%, 7/1/2009 (c) ....................................   1,400,000          AAA             1,516,522

  Pollution Control Revenue:

   Boston Edison Company, Series 1994 A, 5.75%, 2/1/2014 ......................   2,000,000          A               2,063,580

   Eastern Edison Company, Series 1993, 5.875%, 8/1/2008 ......................   4,750,000          BBB             4,882,050

  Provider Lease Program, Certificate of Participation, Series 1988 A, 8.4%,
     7/15/2008 ................................................................   1,445,000          SKI             1,455,043

  Resource Recovery, North Andover Solid Waste, Series 1993 A, 6.3%, 7/1/2005 .   6,500,000          BBB             6,987,435

  Solid Waste Disposal, Peabody Monofil Project, Series 1994, 9%, 9/1/2005 (e)    2,905,000          SKI             3,149,049

  Sturdy Memorial Hospital, Series 1989, 7.9%, 6/1/2009 .......................   1,645,000          A               1,689,481

  The Tabor Academy, Series 1998, 5.4%, 12/1/2018 .............................   1,000,000          BBB             1,002,500

  Worcester Polytechnical Institute:
   Series 1997, 5%, 3/1/2010 (c) ..............................................   1,645,000          AAA             1,712,741
   Series 1997, 5.125%, 9/1/2011 (c) ..........................................   1,300,000          AAA             1,353,742
   Series 1997, 5.125%, 9/1/2016 (c) ..........................................   2,600,000          AAA             2,643,134

Massachusetts Municipal Wholesale Electric Company, Power Supply System Revenue:
  Series 1992 A, 6.75%, 7/1/2006 ..............................................   2,855,000          BBB             3,091,851
  Series 1992 B, 6.75%, 7/1/2008 ..............................................   9,000,000          BBB             9,746,640
  Series 1992 C, 6.625%, 7/1/2010 .............................................   1,000,000          BBB             1,077,640
  Series 1992 C, 6.625%, 7/1/2010 (c) .........................................   3,500,000          AAA             3,839,780
  Series 1994 B, 4.95%, 7/1/2009 (c) ..........................................   1,575,000          AAA             1,622,140

Massachusetts Port Authority Revenue:
  Series 1997A, 5.125%, 7/1/2016 ..............................................   3,500,000          AA              3,551,590
  Series 1998A, 5.75%, 7/1/2010 ...............................................   2,000,000          AA              2,214,920
  Series 1998A, 5.75%, 7/1/2012 ...............................................   2,350,000          AA              2,605,845
  Series 1998A, 5.5%, 7/1/2015 ................................................   2,670,000          AA              2,823,231
  Series 1998A, 5.5%, 7/1/2016 ................................................   1,650,000          AA              1,739,645

    The accompanying notes are an integral part of the financial statements.

                            14 - SCUDDER MASSACHUSETTS TAX FREE FUND

                                                                                                    Credit
                                                                                   Principal       Rating(b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------

  Special Facilities, USAir Private Jet, Series 1996 A, AMT, 5.75%,
    9/1/2016 (c) ..............................................................   1,000,000          AAA             1,064,000

  Tax Exempt Receipts, ETM, Step-up Coupon, 0% to 7/1/2003, 13% to 7/1/2013***    1,000,000          SKI             1,194,670

Massachusetts Special Obligation:
  Series 1996 A, 5.5%, 6/1/2011 (c) ...........................................   5,000,000          AAA             5,326,750
  Series 1997 A, 5%, 6/1/2014 .................................................   2,225,000          AA              2,284,497

Massachusetts State Grant Anticipation Note, Federal Highway:
  Series 1998 A, 5.25%, 6/15/2012 .............................................   2,000,000          AA              2,099,140
  Series 1998 A, 5.25%, 12/15/2012 ............................................   5,000,000          AA              5,306,400
  Series 1998 A, Zero Coupon, 12/15/2014 ......................................   9,000,000          AA              4,131,090
  Series 1998 B, 5.125%, 12/15/2014 ...........................................   4,000,000          AA              4,094,400

Massachusetts Turnpike Authority, Metropolitan Highway System:
  Series 1997 A, 5%, 1/1/2010 .................................................   2,000,000          A               2,057,400
  Series 1997 A, 5%, 1/1/2011 .................................................   3,000,000          A               3,062,460
  Series 1999 A, 5.125%, 1/1/2011 (c) .........................................   2,870,000          AAA             2,991,516

Massachusetts Water Pollution Abatement Trust, Pooled Loan Program:
  Series 1995, 5.625%, 2/1/2010 ...............................................   2,820,000          AAA             3,029,018
  Series 1995, 5.7%, 2/1/2015 .................................................   1,150,000          AAA             1,223,784
  Series 1998, 5.25%, 2/1/2011 ................................................   1,375,000          AA              1,450,625
  Series 1998, 5.125%, 8/1/2013 ...............................................   2,000,000          AAA             2,065,500
  Series 1998 A, 5.25%, 8/1/2013 ..............................................   3,500,000          AA              3,661,140

Massachusetts Water Resource Authority:
  Series 1992 A, 6.5%, 7/15/2009 ..............................................  15,000,000          A              17,394,150
  Series 1992 A, 6.5%, 7/15/2019 ..............................................   3,000,000          A               3,528,060
  Series 1992 B, 6%, 11/1/2008 ................................................   5,785,000          A               6,239,585

  General Revenue:
   Series 1998 A, 5.5%, 8/1/2013 (c) ..........................................   1,445,000          AAA             1,566,048
   Series 1998 A, 5.5%, 8/1/2014 (c) ..........................................   1,745,000          AAA             1,886,258
   Series 1993 C, 5.25%, 12/1/2015 ............................................   4,030,000          A               4,198,454

Nantucket, MA, General Obligation, Series 1991, 6.8%, 12/1/2011 ...............   1,000,000          AAA             1,098,250

New England Educational Loan Marketing Corporation, Massachusetts Student Loan
  Revenue, Series 1993 A, AMT, 5.7%, 7/1/2005 .................................   6,250,000          A               6,629,750

North Attleboro, MA, General Obligation, Series 1997, 5%, 2/15/2012 (c) .......   1,120,000          AAA             1,154,182

Norton, MA, General Obligation:
  Series 1998, 5%, 10/1/2012 (c) ..............................................   2,570,000          AAA             2,635,586
  Series 1998, 5%, 10/1/2013 (c) ..............................................   1,000,000          AAA             1,019,290

Somerville, MA, General Obligation, Series 1997, 5.25%, 2/15/2012 (c) .........   1,180,000          AAA             1,237,383

    The accompanying notes are an integral part of the financial statements.

                    15 - SCUDDER MASSACHUSETTS TAX FREE FUND

                                                                                                    Credit
                                                                                   Principal       Rating(b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------

Springfield, MA, General Obligation:
  Series 1996, 5.3%, 8/1/2011 (c) .............................................   1,250,000          AAA             1,311,263
  Series 1997, 5%, 9/1/2009 (c) ...............................................   1,000,000          AAA             1,042,870

University of Massachusetts, Building Authority Revenue:
  Series 1995 B, 6.625%, 5/1/2009 .............................................   2,415,000          AA              2,840,064
  Series 1995 B, 6.625%, 5/1/2010 .............................................   2,575,000          AA              3,050,783
  Series 1995 B, 6.75%, 5/1/2011 ..............................................   2,745,000          AA              3,295,784
  Series 1995 B, 6.875%, 5/1/2014 .............................................   1,300,000          AA              1,573,780

Worcester, MA, General Obligation:
  Series 1991, 6.9%, Prerefunded 5/15/2002, 5/15/2005 (c)** ...................   1,850,000          AAA             2,056,534
  Series 1991, 6.9%, Prerefunded 5/15/2002, 5/15/2006 (c)** ...................   1,500,000          AAA             1,667,460
  Series 1998 B, 5.25%, 11/1/2011 (c) .........................................   1,805,000          AAA             1,905,268
  Series 1998 B, 5.25%, 11/1/2012 (c) .........................................   1,830,000          AAA             1,924,391

Puerto Rico

Puerto Rico Highway and Transportation Authority, Highway Revenue, Series 1996 Y,
  6.25%, 7/1/2014 .............................................................   2,000,000          A               2,308,540

------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $375,156,631)                                                          402,022,596
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $387,256,631) (a)                                                        414,122,596
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $387,256,631. At March 31, 1999, net unrealized appreciation for all securities based on tax cost was $26,865,965. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $27,203,196 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $337,231.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder Kemper Investments, Inc. (SKI) have been determined to be of comparable quality to rated eligible securities.

(c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(d) The security has been valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $2,612,500 (0.62% of net assets). Its value has been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the estimated value may differ significantly from the value that would have been used had a ready market for the security existed, and the difference could be material. The cost of the security at March 31, 1999 aggregated $2,710,059. The security may also have certain restrictions as to resale.

(e) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The aggregate fair value of restricted securities at March 31, 1999, amounted to $3,149,049 which represents 0.75% of net assets. Information concerning such restricted securities at March 31, 1999 is as follows:

Security                                                     Principal ($)      Acquisition Date       Cost ($)
--------                                                     -------------      ----------------       --------
Massachusetts Industrial Finance Agency Solid Waste
Disposal, Peabody Monofil Project, Series 1994, 9%,
9/1/2005                                                       2,905,000          12/30/1994           2,905,000

    The accompanying notes are an integral part of the financial statements.

                    16 - SCUDDER MASSACHUSETTS TAX FREE FUND

--------------------------------------------------------------------------------

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

**** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of March 31, 1999.

         AMT: Subject to alternative minimum tax

    The accompanying notes are an integral part of the financial statements.

                    17 - SCUDDER MASSACHUSETTS TAX FREE FUND

                              Financial Statements

                       Statement of Assets and Liabilities

                              as of March 31, 1999

Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $387,256,631) ............         $ 414,122,596

                  Cash .............................................................               752,995

                  Interest receivable ..............................................             6,168,396

                  Receivable for Fund shares sold ..................................               433,184

                  Other assets .....................................................                 4,826
                                                                                             ----------------

                  Total assets .....................................................           421,481,997

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                  Dividends payable ................................................               597,485

                  Payable for Fund shares redeemed .................................               295,448

                  Accrued management fee ...........................................               206,036

                  Other payables and accrued expenses ..............................               113,170
                                                                                             ----------------

                  Total liabilities ................................................             1,212,139
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 420,269,858
                  -------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:

                  Net unrealized appreciation (depreciation) on investments ........            26,865,965

                  Accumulated net realized loss ....................................            (1,505,474)

                  Paid-in capital ..................................................           394,909,367
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 420,269,858
                  -------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share ($420,269,858 /
                     29,290,636 outstanding shares of beneficial interest, $.01 par          ----------------
                     value, unlimited number of shares authorized) .................                $14.35
                                                                                             ----------------

      The accompanying notes are an integral part of the financial statements.

                    18 - SCUDDER MASSACHUSETTS TAX FREE FUND

                             Statement of Operations

                            year ended March 31, 1999

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                  Income:

                  Interest ....................................................              $  21,767,119
                                                                                             ----------------


                  Expenses:

                  Management fee ..............................................                  2,375,568

                  Services to shareholders ....................................                    269,789

                  Custodian and accounting fees ...............................                    101,635

                  Trustees' fees and expenses .................................                     25,256

                  Reports to shareholders .....................................                     35,370

                  Auditing ....................................................                     26,223

                  Legal .......................................................                     13,760

                  Registration fees ...........................................                     28,999

                  Other .......................................................                     15,884
                                                                                             ----------------

                                                                                                 2,892,484
                  -------------------------------------------------------------------------------------------
                  Net investment income                                                         18,874,635
                  -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from investments ...................                  1,904,413

                  Net unrealized appreciation (depreciation) during the period on
                  investments .................................................                   (550,979)

                  -------------------------------------------------------------------------------------------
                  Net gain (loss) on investments transactions                                    1,353,434
                  -------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations            $  20,228,069
                  -------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of the financial statements.

                    19 - SCUDDER MASSACHUSETTS TAX FREE FUND

                       Statements of Changes in Net Assets

                                                                                   Years Ended March 31,

Increase (Decrease) in Net Assets                                                1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                  Operations:

                  Net investment income ..................................  $18,874,635       $17,463,904

                  Net realized gain (loss) from investment transactions ..    1,904,413         1,438,854

                  Net unrealized appreciation (depreciation) on
                  investment transactions during the period ..............     (550,979)       13,722,609
                                                                           ----------------  ----------------

                  Net increase (decrease) in net assets resulting from
                  operations .............................................   20,228,069        32,625,367

                  Distributions to shareholders from:

                  Net investment income ..................................  (18,874,635)      (17,463,904)
                                                                           ----------------  ----------------

                  Net realized gains .....................................   (1,324,804)                --
                                                                           ----------------  ----------------

                  Fund share transactions:

                  Proceeds from shares sold ..............................  103,177,594        80,795,273

                  Net asset value of shares issued to shareholders in
                  reinvestment of distributions ..........................   12,867,811        10,415,340

                  Cost of shares redeemed ................................  (69,710,003)      (62,308,419)
                                                                           ----------------  ----------------

                  Net increase (decrease) in net assets from Fund share
                  transactions ...........................................   46,335,402        28,902,194
                                                                           ----------------  ----------------

                  Increase (decrease) in net assets ......................   46,364,032        44,063,657

                  Net assets at beginning of period ......................  373,905,826       329,842,169
                                                                           ----------------  ----------------
                  Net assets at end of period ............................  $420,269,858      $373,905,826
                                                                           ----------------  ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares

                  Shares outstanding at beginning of period ..............   26,075,571        24,047,228
                                                                           ----------------  ----------------

                  Shares sold ............................................    7,153,879         5,700,172

                  Shares issued to shareholders in reinvestment of
                  distributions ..........................................      890,970           735,264

                  Shares redeemed ........................................   (4,829,784)       (4,407,093)
                                                                           ----------------  ----------------

                  Net increase (decrease) in Fund shares .................    3,215,065         2,028,343
                                                                           ----------------  ----------------
                  Shares outstanding at end of period ....................   29,290,636        26,075,571
                                                                           ----------------  ----------------

      The accompanying notes are an integral part of the financial statements.

                    20 - SCUDDER MASSACHUSETTS TAX FREE FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                   Years Ended March 31,

                                                                     1999        1998       1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------------
                                                                   ----------------------------------------------------------
Net asset value, beginning of period ...........................   $ 14.34     $ 13.72    $ 13.70     $ 13.33     $ 13.16
                                                                   ----------------------------------------------------------
Income from investment operations:

Net investment income ..........................................       .69         .70        .70         .72         .74

Net realized and unrealized gain (loss) on investment transactions     .06         .62        .02         .37         .18
                                                                   ----------------------------------------------------------
Total from investment operations ...............................       .75        1.32        .72        1.09         .92
                                                                   ----------------------------------------------------------
Less distributions:

From net investment income .....................................     (.69)       (.70)      (.70)       (.72)       (.74)

From net realized gains on investment transactions .............     (.05)          --         --          --       (.01)
                                                                   ----------------------------------------------------------
Total distributions ............................................     (.74)       (.70)      (.70)       (.72)       (.75)
                                                                   ----------------------------------------------------------
                                                                   ----------------------------------------------------------
Net asset value, end of period .................................   $ 14.35     $ 14.34    $ 13.72     $ 13.70     $ 13.33
                                                                   ----------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...............................................      5.29        9.82       5.39     8.28(a)     7.37(a)

Ratios and Supplemental Data

Net assets, end of period ($ millions) .........................       420         374        330         314         296

Ratio of operating expenses, net to average daily net assets (%)       .73         .76        .76         .75         .47

Ratio of operating expenses before expense reductions, to average
  daily net assets (%) .........................................       .73         .76        .76         .76         .77

Ratio of net investment income to average daily net assets (%) .      4.76        4.97       5.12        5.23        5.73

Portfolio turnover rate (%) ....................................      10.7         8.4       11.5        20.9        10.2

(a) Total returns would have been lower had certain expenses not been reduced.



                    21 - SCUDDER MASSACHUSETTS TAX FREE FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Massachusetts Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                    22 - SCUDDER MASSACHUSETTS TAX FREE FUND

                      B. Purchases and Sales of Securities

During the year ended March 31, 1999, purchases and sales of municipal securities (excluding short-term investments) aggregated $71,719,397 and $41,036,782, respectively.
                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold, or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.60%, computed and accrued daily and payable monthly. For the year ended March 31, 1999, the fees pursuant to these agreements amounted to $2,375,568, of which $206,036 was unpaid at March 31, 1999.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended March 31, 1999, the amount charged to the Fund by SSC aggregated $193,395, of which $15,963 was unpaid at March 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended March 31, 1999, the amount charged to the Fund by SFAC aggregated $66,955, of which $11,433 was unpaid at March 31, 1999.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended March 31, 1999, Trustees' fees and expenses charged to the Fund aggregated $25,256.

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                    23 - SCUDDER MASSACHUSETTS TAX FREE FUND

                        Report of Independent Accountants

To the Trustees of Scudder State Tax Free Trust and the Shareholders of Scudder Massachusetts Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Massachusetts Tax Free Fund (the "Fund") at March 31, 1999, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
May 12, 1999

                    24 - SCUDDER MASSACHUSETTS TAX FREE FUND

                                 Tax Information

The Fund paid distributions of $0.045 per share from net long-term capital gains during its year ended March 31, 1999, of which 100% represents 20% rate gains. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,800,000 as capital gain dividends for its year ended March 31, 1999, of which 100% represents 20% rate gains.

Of the dividends paid from net investment income for the taxable year ended March 31, 1999, 100% are designated as exempt interest dividends for federal income tax.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call 1-800-SCUDDER.

                    25 - SCUDDER MASSACHUSETTS TAX FREE FUND

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Massachusetts Tax Free Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

                  For            Against         Abstain       Broker Non-Votes*
                  ---            -------         -------       -----------------

              17,456,930         368,211         554,378               0

2. To approve the revision of the Fund's fundamental lending policy.

                                Number of Votes:
                                ----------------

                  For            Against         Abstain       Broker Non-Votes*
                  ---            -------         -------       -----------------

              15,612,708         638,897         719,762           1,408,152


--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                    26 - SCUDDER MASSACHUSETTS TAX FREE FUND

                                    This Page
                                  intentionally
                                   left blank.

                    27 - SCUDDER MASSACHUSETTS TAX FREE FUND

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll Associates; Executive Fellow, Bentley College

Peter B. Freeman
Trustee; Corporate Director and Trustee

George M. Lovejoy, Jr.
Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,  Venture Capital Group

Philip G. Condon*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca Wilson*
Vice President

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary

                        *Scudder Kemper Investments, Inc.

                    28 - SCUDDER MASSACHUSETTS TAX FREE FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                    29 - SCUDDER MASSACHUSETTS TAX FREE FUND

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                    30 - SCUDDER MASSACHUSETTS TAX FREE FUND


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                    31 - SCUDDER MASSACHUSETTS TAX FREE FUND

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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